CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 (No. 333-139763) (the “Registration Statement”) for RiverSource® Endeavor Select Variable Annuity and Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (No. 333-290385) (the “Registration Statement") of our report dated February 20, 2025 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 24, 2025 relating to the financial statements of each of the divisions of RiverSource Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 31 to the Registration Statement on Form N-4 (No. 333-139760). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 19, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 (No. 333-139763) (the “Registration Statement”) for RiverSource® Innovations Classic Select Variable Annuity and Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (No. 333-290385) (the “Registration Statement") of our report dated February 20, 2025 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 24, 2025 relating to the financial statements of each of the divisions of RiverSource Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 31 to the Registration Statement on Form N-4 (No. 333-139760). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 19, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 (No. 333-139763) (the “Registration Statement”) for RiverSource® Innovations Select Variable Annuity and Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (No. 333-290385) (the “Registration Statement") of our report dated February 20, 2025 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 24, 2025 relating to the financial statements of each of the divisions of RiverSource Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 31 to the Registration Statement on Form N-4 (No. 333-139760). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 19, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 (No. 333-139763) (the “Registration Statement”) for RiverSource® Innovations Variable Annuity and Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (No. 333-290385) (the “Registration Statement") of our report dated February 20, 2025 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 24, 2025 relating to the financial statements of each of the divisions of RiverSource Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 31 to the Registration Statement on Form N-4 (No. 333-139760). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 19, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 (No. 333-139763) (the “Registration Statement”) for RiverSource® New Solutions Variable Annuity and Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (No. 333-290385) (the “Registration Statement") of our report dated February 20, 2025 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 24, 2025 relating to the financial statements of each of the divisions of RiverSource Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 31 to the Registration Statement on Form N-4 (No. 333-139760). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 19, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 (No. 333-139763) (the “Registration Statement”) for Evergreen Essential Variable Annuity and Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (No. 333-290385) (the “Registration Statement") of our report dated February 20, 2025 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 24, 2025 relating to the financial statements of each of the divisions of RiverSource Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 31 to the Registration Statement on Form N-4 (No. 333-139760). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 19, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 (No. 333-139763) (the “Registration Statement”) for Evergreen New Solutions Select Variable Annuity and Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (No. 333-290385) (the “Registration Statement") of our report dated February 20, 2025 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 24, 2025 relating to the financial statements of each of the divisions of RiverSource Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 31 to the Registration Statement on Form (No. N-4 333-139760). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 19, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 (No. 333-139763) (the “Registration Statement”) for Evergreen New Solutions Variable Annuity and Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (No. 333-290385) (the “Registration Statement") of our report dated February 20, 2025 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 24, 2025 relating to the financial statements of each of the divisions of RiverSource Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 31 to the Registration Statement on Form N-4 (No. 333-139760). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 19, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 (No. 333-139763) (the “Registration Statement”) for Wells Fargo Advantage Select Variable Annuity and Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (No. 333-290385) (the “Registration Statement") of our report dated February 20, 2025 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 24, 2025 relating to the financial statements of each of the divisions of RiverSource Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 31 to the Registration Statement on Form N-4 (No. 333-139760). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 19, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 (No. 333-139763) (the “Registration Statement”) for RiverSource® Innovations Classic Variable Annuity and Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (No. 333-290385) (the “Registration Statement") of our report dated February 20, 2025 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 24, 2025 relating to the financial statements of each of the divisions of RiverSource Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 31 to the Registration Statement on Form N-4 (No. 333-139760). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 19, 2025